GEOGRAPHIC INFORMATION AND CONCENTRATIONS	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
GEOGRAPHIC INFORMATION AND CONCENTRATIONS

12.GEOGRAPHIC INFORMATION AND CONCENTRATIONS

The Company headquarters and substantially all of its operations, including its long-lived assets, are located in the United States. Geographical revenue information based on the location of the customer follows:

	Year Ended December 31,
	2021	2020	2019
Net sales by country
Domestic	$218,441	$213,982	$191,502
International	49,507	46,604	51,788
Total	$267,948	$260,586	$243,290

The Company’s principal direct customers as of December 31, 2021 consist primarily of leading international and domestic banks and other credit card issuers primarily within the U.S., Europe, Asia, Latin America, Canada, and the Middle East. The Company periodically assesses the financial strength of these customers and establishes allowances for anticipated losses, if necessary.

Two customers individually accounted for more than 10% of the Company’s revenue or 71.9% of total revenue for the year ended December 31, 2021. Two customers individually accounted for more than 10% of the Company’s revenue or 72.1% of total revenue for the year ended December 31, 2020. Three customers individually accounted for more than 10% of the Company’s revenue or 74.9% of total revenue for the year ended December 31, 2019. Two customers individually accounted for more than 10% of the Company’s accounts receivable or approximately 66% as of December 31, 2021 and two customers individually accounted for 10% of total accounts receivable or 61% as of December 31, 2020, respectively.

The Company primarily relied on two vendors that individually accounted for more than 10% of purchases of supplies for the year ended December 31, 2021. The Company primarily relied on four vendors that individually accounted for more than 9% of purchases of supplies for the year ended December 31, 2020.